UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 23, 2012

Stewardship Financial Corporation

(Exact name of registrant as specified in its charter)

New Jersey	0-21855	22-3351447
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

630 Godwin Avenue, Midland Park, NJ		07432
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (201) 444-7100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective February 23, 2010, Mark J. Maurer has been appointed as Senior Vice President of Stewardship Financial Corporation (the “Corporation”) and to the position of Senior Vice President / Commercial Loan Division Manager of the Corporation’s subsidiary, Atlantic Stewardship Bank (the “Bank”).

Mr. Maurer, age 49, has over twenty five years experience in the financial services industry including development and management of commercial banking relationships, commercial and commercial real estate lending and credit analysis. Prior to joining the Corporation and the Bank, Mr. Maurer has worked at RBS Citizens Bank, TD Bank, PNC Bank, and most recently with Provident Bank NY.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2012	Stewardship Financial Corporation

/s/ Claire M. Chadwick
Claire M. Chadwick
Senior Vice President and
Chief Financial Officer